Exhibit 10.1

EXECUTION VERSION

FIRST AMENDMENT

This First Amendment, dated as of May 6, 2011 (this “Amendment”), to the Amended and Restated Credit Agreement, dated as of October 15, 2010 (as in effect the date of this Amendment, the “Credit Agreement”), among First Solar, Inc., a Delaware corporation (the “Company”), the Borrowing Subsidiaries (as defined in the Credit Agreement, and together with the Company, the “Borrowers”), the various financial institutions and other persons from time to time party thereto (the “Lenders”), Bank of America, N.A. and The Royal Bank of Scotland plc, as the documentation agents, Credit Suisse, Cayman Islands Branch, as the syndication agent, and JPMorgan Chase Bank, N.A., as the administrative agent (in its capacity as the administrative agent, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrowers;
WHEREAS, the Borrowers have requested that the Credit Agreement be amended in the manner set forth herein; and
WHEREAS, the Required Lenders are willing to agree to this Amendment on the terms, and subject to the conditions, set forth herein.
NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and obligations set forth herein and other good and valuable consideration, the adequacy and receipt of which is hereby acknowledged, and in reliance upon the representations, warranties and covenants herein contained, the parties hereto, intending to be legally bound, hereby agree as follows:
1.    Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.
2    Termination of Borrowing Subsidiary. Effective as of the First Amendment Effective Date (as defined in Section 4 below) (a) the German Manufacturing Subsidiary shall cease to be a Borrowing Subsidiary and shall no longer be a party to, or have any obligations under, any Loan Document, (b) all guarantees of, and Liens securing, obligations of the German Borrower under any Loan Document shall be released and terminated and (c) any and all provisions of the Loan Documents imposing obligations on any Loan Party in respect of guarantees of, or Liens securing, obligations of the German Borrower under the Loan Documents shall cease to apply. The Required Lenders hereby authorize the Administrative Agent to take, or cause to be taken, such actions as shall be necessary or appropriate to evidence or give effect to the release and termination of guarantees and Liens as provided above and the termination of any related Security Documents.
3.    Amendments to the Credit Agreement. The Credit Agreement shall be amended as of the First Amendment Effective Date as provided below.
(a)    Definitions. The definitions in the Credit Agreement of the terms “Borrowing

Subsidiary”, “European Restructuring” and “German Manufacturing Subsidiary” are hereby amended and restated in their entirety as follows:
“Borrowing Subsidiary”: any Restricted Subsidiary designated as a Borrowing Subsidiary pursuant to Section 2.22.
“European Restructuring”: the restructuring of First Solar Holdings GmbH and its existing subsidiaries, to be effected pursuant to a series of steps involving the formation and capitalization of new Wholly Owned Subsidiaries of the Company, intercompany transactions, investments and asset transfers, and mergers and changes of legal form of certain Wholly Owned Subsidiaries of the Company, with the result that, after giving affect thereto, (a) the German Manufacturing Subsidiary (which will be the survivor of a merger involving the existing German Manufacturing Subsidiary) is an indirect Wholly Owned Subsidiary of the Company organized in Germany, (b) First Solar Holdings GmbH (or its successor) and its existing Restricted Subsidiaries (or their successors), along with any Wholly Owned Subsidiaries of the Company formed in connection with, and surviving after giving effect to, such restructuring that are the direct or indirect parent of a Restricted Subsidiary, are Restricted Subsidiaries of the Company owned, directly or indirectly, by a newly‑formed holding company (“European Holdco”) that is a Restricted Subsidiary and (c) European Holdco and all such Restricted Subsidiaries have complied with Section 6.9, to the extent applicable at the time.
“German Manufacturing Subsidiary”: First Solar Manufacturing GmbH or, upon consummation of the European Restructuring, the survivor of any merger involving First Solar Manufacturing GmbH.
(b)    Section 7.2(A)(f). Section 7.2(A)(f) of the Credit Agreement is hereby amended and restated in its entirety as follows:
(f)    additional Indebtedness of the Restricted Subsidiaries other than the Specified Restricted Subsidiaries incurred to finance the construction or acquisition of new manufacturing facilities and assets relating thereto in an aggregate principal amount, together with (i) the aggregate principal amount of any Indebtedness of the Company secured as permitted under Section 7.3(u) and (ii) the aggregate amount of Guarantee Obligations incurred pursuant to Section 7.2(B)(b), not to exceed $700,000,000 at any one time outstanding; provided that additional Indebtedness availability pursuant to this Section 7.2(A)(f) at the Malaysian Manufacturing Subsidiary shall be limited to term Indebtedness in a principal amount not to exceed $150,000,000 plus €80,000,000 and additional Indebtedness availability at the German Manufacturing Subsidiary shall be limited to term Indebtedness in a principal amount not to exceed €130,000,000; provided, further, that any such new term Indebtedness at the Malaysian Manufacturing Subsidiary or the German Manufacturing Subsidiary, once all contemplated draw-downs have been made, shall not be increased, but may be extended or refinanced at any time so long as the final maturity thereof is not shortened (except if to a maturity date occurring after the Revolving Termination Date) and any interim amortization is at no time greater than as provided in such new term Indebtedness;
(c)    Section 7.3(u). Section 7.3(u) of the Credit Agreement is hereby amended and restated in its entirety as follows:
(u)    Liens not otherwise permitted by this Section securing Indebtedness of the

Company incurred to finance the construction or acquisition of new manufacturing facilities and assets relating thereto, or Indebtedness of any Restricted Subsidiary permitted by Section 7.2(A)(f), so long as the aggregate outstanding principal amount of such Indebtedness does not exceed (as to all Group Members) $700,000,000 at any one time and such Liens are on the new manufacturing facilities and assets relating thereto financed thereby and other related assets (which may include, without limitation, a debt reserve not exceeding a commercially reasonable amount); and
(d)    Section 7.13. Section 7.13 of the Credit Agreement is hereby amended to (i) replace the word “and” immediately before clause (vi) therein with a comma and (ii) add the following new clause (vii) at the end thereof:
and (vii) restrictions of the type referred to in clause (c) above with respect to Indebtedness of the German Manufacturing Subsidiary permitted pursuant to Section 7.2(A)(f); provided that in the case of Indebtedness of the German Manufacturing Subsidiary permitted pursuant to Section 7.2(A)(f), the restrictions permitted in clauses (vi) and (vii) shall be limited to those in effect (or proposed) on the First Amendment Effective Date (the “Original Restrictions”) and any replacement or modification thereof that does not have the effect of imposing (except when a default exists thereunder) materially greater limitations, as reasonably determined by the Administrative Agent, on transfers of cash by the German Manufacturing Subsidiary than those imposed by the Original Restrictions.
(e)    Section 8(e). Clause (e) of Section 8 of the Credit Agreement is hereby amended and restated in its entirety as follows:
(e)    (A) any Group Member shall (i) default in making any payment of any principal of any Indebtedness (including any Guarantee Obligation, but excluding the Loans) on the scheduled or original due date with respect thereto; or (ii) default in making any payment of any interest on any such Indebtedness; or (iii) default in the observance or performance of any other agreement or condition relating to any such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, in each of clauses (ii) and (iii) beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness was created, the effect of which default or other event or condition is to cause, or to permit the holder or beneficiary of such Indebtedness (or a trustee or agent on behalf of such holder or beneficiary) to cause, with the giving of notice if required (or, in the case of any such Indebtedness constituting a Guarantee Obligation, the taking of enforcement action against the underlying obligor), such Indebtedness to become due prior to its stated maturity or (in the case of any such Indebtedness constituting a Guarantee Obligation) to become payable; or (B) any Person (other than a Group Member) shall (i) default in making any payment of any principal of any Indebtedness covered by a Guarantee Obligation of a Group Member on the scheduled or original due date with respect thereto; or (ii) default in making any payment of any interest on any such Indebtedness; or (iii) default in the observance or performance of any other agreement or condition relating to any such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, in each of clauses (ii) and (iii) beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness was created, the effect of which default or other event or condition is to cause, or to permit the holder or beneficiary of such Indebtedness (or a trustee or agent on behalf of such holder or beneficiary) to cause, with the giving of notice if required, such Indebtedness to become due prior to its stated maturity or to become payable; provided, that a default, event or condition described in clause (A)(i), (A)(ii), (A)(iii), (B)(i), (B)(ii) or (B)(iii) of

this paragraph (e) shall not at any time constitute an Event of Default unless, at such time, one or more defaults, events or conditions of the type described in clauses (A)(i), (A)(ii), (A)(iii), (B)(i), (B)(ii) or (B)(iii) of this paragraph (e) shall have occurred and be continuing with respect to Indebtedness the outstanding principal amount of which exceeds in the aggregate $20,000,000, provided, further, that this paragraph (e) shall not apply to (i) Indebtedness that becomes due, or under which a default occurs, as a result of the voluntary sale or transfer of property or assets if such sale or transfer is permitted hereunder and such Indebtedness is paid by or on behalf of the relevant obligor or (ii) Indebtedness that becomes due as a result of a refinancing thereof permitted under Section 7.2(A);
(f)    Schedule 6.11. Schedule 6.11 to the Credit Agreement is hereby amended by deleting all items listed thereon except for items No. 9 and No. 13.
4.    Conditions Precedent. This Amendment shall become effective on the date (the “First Amendment Effective Date”) on which (a) the Administrative Agent shall have received counterparts of this Amendment, duly executed by the Company, the German Borrower, the Administrative Agent and the Required Lenders, and (b) the Company shall have paid to each consenting Required Lender who has delivered to the Administrative Agent an executed counterpart of this Amendment by May 6, 2011 a work fee of US$5,000.00.

5.    Representations and Warranties. To induce the Lenders and the Administrative Agent to enter into this Amendment, the Company hereby represents and warrants to the Administrative Agent and each Lender that:
(a)    after giving effect to this Amendment, each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents is true and correct in all material respects on and as of the date hereof as if made on and as of such date, except for representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date;
(b) each of the Borrowers has taken all necessary action to authorize the execution, delivery and performance of this Amendment, this Amendment has been duly executed and delivered by each of the Borrowers, and this Amendment is the legal, valid and binding obligation of the Borrowers, enforceable against each in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, or similar laws affecting the enforcement of creditors' rights generally and by principles of equity; and
(c)    at the time of and immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.
6.    Expenses. The Company agrees to pay and reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with the preparation and delivery of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent, in accordance with and to the extent required by Section 10.5 of the Credit Agreement.
7.    Reference to and Effect on the Loan Documents.
(a)        Except as expressly amended hereby, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.
(b)        Nothing herein shall be deemed to entitle the Borrowers to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any Loan Document in similar or different circumstances.
8.    Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by email or facsimile transmission shall be effective as delivery of a manually executed counterpart hereof. A set of the copies of this Amendment signed by all the parties shall be lodged with the Company and the Administrative Agent.
9.    Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
10.    Loan Document and Integration. This Amendment is a Loan Document, and together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.
11.    Headings. Section headings contained in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

FIRST SOLAR, INC.,
By:
/s/ David Brady
Name:David Brady
Title:VP, Corporate Treasurer

FIRST SOLAR MANUFACTURING GMBH,
By:
/s/ David Brady
Name:David Brady
Title:Prokurist, Authorized Officer

SIGNATURE PAGE TO THE
FIRST AMENDMENT TO THE
CREDIT AGREEMENT OF FIRST SOLAR, INC.

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as a Lender
By:
/s/ Alex Rogin
Name:Alex Rogin
Title:Vice-President

SIGNATURE PAGE TO THE
FIRST AMENDMENT TO THE
CREDIT AGREEMENT OF FIRST SOLAR, INC.

Citibank, N.A.,
By:
/s/ Rob T. Jokhai
Name:Rob T. Jokhai
Title:Director

SIGNATURE PAGE TO THE
FIRST AMENDMENT TO THE
CREDIT AGREEMENT OF FIRST SOLAR, INC.

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as Lender
By:
/s/ David Cagle
Name:David Cagle
Title:Managing Director

By:
/s/ Brian Myers
Name:Brian Myers
Title:Managing Director

SIGNATURE PAGE TO THE
FIRST AMENDMENT TO THE
CREDIT AGREEMENT OF FIRST SOLAR, INC.

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
By:
/s/ Shaheen Malik
Name:Shaheen Malik
Title:Vice President

By:
/s/ Kevin Buddhdew
Name:Kevin Buddhdew
Title:Associate

SIGNATURE PAGE TO THE

FIRST AMENDMENT TO THE
CREDIT AGREEMENT OF FIRST SOLAR, INC.

GOLDMAN SACHS BANK (EUROPE) PLC,
By:
/s/ Gavin Rich
Name:Gavin Rich
Title:Authorized Signatory

SIGNATURE PAGE TO THE
FIRST AMENDMENT TO THE

CREDIT AGREEMENT OF FIRST SOLAR, INC.

HSBC BANK USA, NATIONAL ASSOCIATION,
By:
/s/ Steven F. Larsen
Name:Steven F. Larsen
Title:Vice President

SIGNATURE PAGE TO THE
FIRST AMENDMENT TO THE
CREDIT AGREEMENT OF FIRST SOLAR, INC.

ROYAL BANK OF CANADA,
By:
/s/ Thomas Casey
Name:Thomas Casey
Title:Authorized Signatory

SIGNATURE PAGE TO THE
FIRST AMENDMENT TO THE
CREDIT AGREEMENT OF FIRST SOLAR, INC.

THE ROYAL BANK OF SCOTLAND, PLC,
By:
/s/ Tyler J. McCarthy
Name:Tyler J. McCarthy
Title:Director

SIGNATURE PAGE TO THE
FIRST AMENDMENT TO THE
CREDIT AGREEMENT OF FIRST SOLAR, INC.

SOCIÉTÉ GÉNÉRALE,
By:
/s/ Yao Wang
Name:Yao Wang
Title:Director

SIGNATURE PAGE TO THE
FIRST AMENDMENT TO THE
CREDIT AGREEMENT OF FIRST SOLAR, INC.

WELLS FARGO BANK, N.A.,
By:
/s/ Kyle J. Button
Name:Kyle J. Button
Title:Relationship Manager